Exhibit 10.31
[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

NOVATED AND RESTATED
TECHNOLOGY LICENSE AGREEMENT
dated as of December 1, 2006
among
ALEXZA PHARMACEUTICALS, INC.,
SYMPHONY ALLEGRO, INC.
and
SYMPHONY ALLEGRO HOLDINGS LLC

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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6.1 Indemnity	15
6.2 Notice of Claims	16
6.3 Defense of Proceedings	16
6.4 Settlement	18
6.5 Limitation of Liability	18
6.6 Insurance	18

ARTICLE 7 TERM AND TERMINATION	18
7.1 Term	18
7.2 Termination	18
7.3 Survival	19
7.4 Bankruptcy	19

ARTICLE 8 MISCELLANEOUS	20
8.1 Notices	20
8.2 Entire Agreement	21
8.3 Assignment	21
8.4 Headings	21
8.5 Independent Contractor	22
8.6 Severability	22
8.7 No Third-Party Beneficiaries	22
8.8 Compliance with Laws	22
8.9 Amendment	22
8.10 Governing Law; Consent to Jurisdiction and Service of Process	22
8.11 WAIVER OF JURY TRIAL	23
8.12 Counterparts	23
8.13 No Waiver	23
ANNEX A DEFINITIONS
ANNEX B CERTAIN ROYALTY AND MILESTONE PAYMENTS
ANNEX C KEY SUPPLY AGREEMENT TERMS
ANNEX D LICENSED PATENT RIGHTS
SCHEDULE 2.2 CERTAIN RESTRICTIONS RELATING TO LICENSED INTELLECTUAL PROPERTY LICENSED TO LICENSOR BY A THIRD PARTY
SCHEDULE 5.1(a) REGULATORY FILES

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ii

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit 10.31
NOVATED AND RESTATED
TECHNOLOGY LICENSE AGREEMENT
     This NOVATED AND RESTATED TECHNOLOGY LICENSE AGREEMENT (this “Agreement”) is made and effective as of December 1, 2006, by and among Alexza Pharmaceuticals, Inc., a Delaware corporation (the “Licensor”), Symphony Allegro, Inc., a Delaware corporation (“Symphony Allegro”) (each of Licensor and Symphony Allegro being a “Party,” and collectively, the “Parties”), and Symphony Allegro Holdings LLC, a Delaware limited liability company (“Holdings”).
     WHEREAS, Licensor and Holdings have entered into that certain Technology License Agreement, dated December 1, 2006 (the “Original Agreement”);
     WHEREAS, Holdings desires to assign its right, title and interest in, and delegate and novate its obligations under the Original Agreement to Symphony Allegro, and Licensor and Symphony Allegro desire to novate and restate the terms and conditions of the Original Agreement to effect such novation;
     WHEREAS, Licensor owns or has rights in certain technology, know-how, patents and other intellectual property rights related to the design, development, manufacture and/or use of the Products;
     WHEREAS, Licensor desires to grant to Symphony Allegro, and Symphony Allegro desires to acquire, the exclusive (or nonexclusive, as the case may be) right to use such technology, know-how, patents and other intellectual property rights to develop and commercialize Products on the terms and conditions of this Agreement; and
     WHEREAS, Licensor desires to receive, and Symphony Allegro desires to grant to Licensor, the exclusive right to use such technology, know-how, patents and other intellectual property rights to develop Products on behalf of Symphony Allegro on the terms and conditions of this Agreement.
     NOW THEREFORE, in consideration of the mutual promises and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE 1
DEFINITIONS
     Capitalized terms used herein and not defined shall have the meanings assigned to such terms in Annex A attached hereto.

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.31
ARTICLE 2
GRANT OF RIGHTS
          2.1 Assignment. Holdings hereby assigns to Symphony Allegro all of its right, title and interest in and to the Original Agreement. The Parties agree that from and after the Closing Date, all of the right, title, interest and obligations of Holdings under the Original Agreement will be assigned, novated and transferred to, and assumed by, Symphony Allegro, as amended and restated by this Agreement.
          2.2 License Grant. Subject to Sections 2.3, 2.4, 2.5, 2.6 and 2.9 below, the limitations and restrictions set forth on Schedule 2.2, and the terms and conditions of this Agreement, Licensor hereby grants to Symphony Allegro a fully paid, worldwide, exclusive license, under the Licensed Intellectual Property, solely to develop, use, offer for sale, sell, and import (but not make or have made) Products.
          2.3 Sublicense to Licensor. Symphony Allegro hereby grants to Licensor a fully paid, worldwide, exclusive (even as to Symphony Allegro) sublicense under the Licensed Intellectual Property, with the right to grant further sublicense(s), to develop, use and import Products, or otherwise as necessary or useful to carry out Licensor’s obligations or exercise Licensor’s rights under the Operative Documents, including, without limitation, pursuant to Section 4.3 of the Amended and Restated Research and Development Agreement. Notwithstanding the foregoing, Licensor shall only exercise its sublicense rights in connection with and for the purpose of carrying out Licensor’s obligations or exercising Licensor’s rights under the Operative Documents, including, without limitation, pursuant to Section 4.3 of the Amended and Restated Research and Development Agreement. In the event of the expiration of a Discontinuation Option without exercise by Licensor, the sublicense set forth in this Section 2.3 shall expire with respect to the Products relating to the Program to which such Discontinuation Option pertained. Upon the expiration or termination of the Purchase Option without exercise by Licensor, the sublicense set forth in this Section 2.3 shall expire with respect to all Products relating to the Program(s) for which Licensor has not exercised the Discontinuation Option.
          2.4 Right to Sublicense. Subject to the limitations and restrictions set forth on Schedule 2.2, the license granted hereunder includes the right of Symphony Allegro to grant sublicenses under the Licensed Intellectual Property, provided, that:
               (a) subject to Sections 2.3 and 2.4(b), Symphony Allegro shall not sublicense any of the rights granted pursuant to Section 2.2 to any third party or any Affiliate during the Term;
               (b) notwithstanding (a), in the event of the expiration of a Discontinuation Option without exercise by Licensor, Symphony Allegro may grant, to third parties and Affiliates, sublicense(s) of the rights granted pursuant to Section 2.2 with respect to the Products relating to the Program to which such Discontinuation Option pertained;

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[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

               (c) each sublicense granted (i) is pursuant to a written contract, (ii) is consistent with the terms of this Agreement, (iii) does not grant any rights beyond the scope of the license rights granted herein, and (iv) is as protective of Licensor’s rights as set forth in this Agreement; and
               (d) upon Licensor’s written request, Symphony Allegro shall provide to Licensor copies of any sublicense agreements, provided that (i) Symphony Allegro may redact any financial or other proprietary information contained therein which does not affect Licensor’s rights and (ii) Licensor shall treat its copy of the sublicense agreements as Confidential Information of Symphony Allegro.
          2.5 Partial Reversion of License upon Licensor’s Exercise of Discontinuation Option. Licensor and Symphony Allegro acknowledge that Licensor may exercise its Discontinuation Option pursuant to Section 11 of the Amended and Restated Research and Development Agreement. Upon the Discontinuation Option Closing Date, as applicable, (i) the license set forth in Section 2.2 (and the corresponding sublicense under Section 2.3) shall expire with respect to the Products relating to the Program for which Licensor exercised its Discontinuation Option, as applicable; (ii) those patents, patent applications, Know-How and Symphony Allegro Enhancements that were previously part of the Licensed Intellectual Property and relate exclusively to such Program (including its Products) but not to the other Program, shall automatically cease to be Licensed Patent Rights or Licensed Know-How (as applicable), and accordingly, Symphony Allegro shall no longer be responsible for any obligations or costs (including royalties or fees to third parties, prosecution costs, maintenance costs and enforcement costs) accruing after such Discontinuation Option Closing Date with respect to such patents, patent applications, Know-How and Symphony Allegro Enhancements; and (iii) Symphony Allegro shall (a) at Licensor’s request and option, promptly return to Licensor or destroy all Tangible Materials relating solely to such Program; and (b) upon Licensor’s request, provide Licensor a copy of all Tangible Materials which relate to such Program (but not solely to such Program). The Parties shall, as necessary, promptly amend this Agreement, in connection with the exercise and consummation of the Discontinuation Option pursuant to Section 11 of the Amended and Restated Research and Development Agreement, to give Licensor all rights it needs to pursue the Program for which such option was exercised without any obligation to or dependency on Symphony Allegro and to limit this Agreement to the other Program.
          2.6 Reservation of Rights. All rights not expressly granted to a Party hereunder shall remain the exclusive property of the other Party. Symphony Allegro covenants and agrees not to use or exploit the Licensed Intellectual Property outside of the scope of the licenses granted herein. Licensor covenants and agrees not to use or exploit (a) the Licensed Intellectual Property or (b) for seven (7) years after the Closing Date, other intellectual property Controlled by Licensor on or after the Closing Date and prior to the unexercised expiration or termination of the Purchase Option, in each case (a) or (b) in connection with the development, use, manufacture, sale, or importation of Products after the expiration of all sublicenses granted pursuant to Section 2.3; provided, however, that such covenant by Licensor shall not apply (x) to any Program for which

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Licensor exercises a Discontinuation Option, (y) to any Products relating to such Program or (z) to Licensor’s manufacture of Products pursuant to Section 2.11, the Operative Documents or an agreement between Licensor and Symphony Allegro or its sublicensee. For the avoidance of doubt, Licensor shall not be restricted from using or otherwise exploiting any Licensed Intellectual Property or other intellectual property relating to the Staccato Technology with respect to any product that is not a Product or any development, manufacture or use that is not part of a Program.
          2.7 Regulatory Files After Expiration or Termination of Term or Discontinuation Option.
               (a) As soon as reasonably practical after the expiration or termination of the Purchase Option without exercise by Licensor and as of a date to be agreed upon by Licensor and Symphony Allegro, Licensor and Symphony Allegro shall, at Symphony Allegro’s expense, take all actions necessary to effect the assignment to Symphony Allegro or its designee of the sponsorship to the Regulatory Files (except for any Drug Master Files) with respect to the Programs for which Licensor has not exercised its Discontinuation Option. After such Regulatory Files are assigned to Symphony Allegro, Licensor shall have no further rights therein or obligations thereunder; provided, however, that (i) Symphony Allegro shall have the right to reference any Drug Master File included in the Regulatory Files and (ii) during the one hundred eighty (180) days following such assignment of Regulatory Files, at Symphony Allegro’s reasonable request and expense, Licensor shall use commercially reasonable efforts to provide Symphony Allegro or its designee with assistance in respect of such Regulatory Files. Licensor shall, at the reasonable request of Symphony Allegro and at Symphony Allegro’s expense, perform any acts that Symphony Allegro may reasonably deem necessary or desirable to evidence or confirm Symphony Allegro’s ownership interest in such Regulatory Files, including, but not limited to, making further written assignments in a form determined by Symphony Allegro. Without limiting the license rights granted under this ARTICLE 2, the Parties understand and agree that the assignment of such Regulatory Files does not include an assignment of any Licensed Intellectual Property.
               (b) As soon as reasonably practical after the expiration of a Discontinuation Option without exercise by Licensor and as of a date to be agreed upon by Licensor and Symphony Allegro, Licensor and Symphony Allegro shall, at Symphony Allegro’s expense, take all actions necessary to effect the assignment to Symphony Allegro or its designee of the sponsorship to the Regulatory Files (except for Drug Master Files) with respect to the Program for which Licensor has not exercised its Discontinuation Option. After such Regulatory Files are assigned to Symphony Allegro, Licensor shall have no further rights therein or obligations thereunder; provided, however, that (i) Symphony Allegro shall have the right to reference any Drug Master File included in the Regulatory Files and (ii) during the one hundred eighty (180) days following such assignment of Regulatory Files, at Symphony Allegro’s reasonable request and expense, Licensor shall use commercially reasonable efforts to provide Symphony Allegro or its designee with assistance in respect of such Regulatory Files. Licensor shall, at the reasonable request of Symphony Allegro and at Symphony

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Allegro’s expense, perform any acts that Symphony Allegro may reasonably deem necessary or desirable to evidence or confirm Symphony Allegro’s ownership interest in such Regulatory Files, including, but not limited to, making further written assignments in a form determined by Symphony Allegro. Without limiting the license rights granted under this ARTICLE 2, the Parties understand and agree that the assignment of such Regulatory Files does not include an assignment of any Licensed Intellectual Property.
          2.8 Delivery of Materials After Expiration or Termination of Term.
               (a) Upon the expiration or termination of the Purchase Option without exercise by Licensor, Licensor shall, at Symphony Allegro’s expense, promptly deliver to Symphony Allegro all copies of Tangible Materials existing as of the date of such unexercised expiration or termination that relate to the Programs for which Licensor has not exercised its Discontinuation Option; provided, however, that Licensor may also retain copies of (and the right to use) those Tangible Materials that are required to be delivered to Symphony Allegro hereunder but which also relate to (i) any Program for which Licensor has exercised its Discontinuation Option or (ii) any other product of Licensor.
               (b) In the event of the expiration of a Discontinuation Option without exercise by Licensor, Licensor shall, at Symphony Allegro’s expense, promptly deliver to Symphony Allegro all copies of Tangible Materials existing as of the date of such expiration that relate to the Program to which the Discontinuation Option pertained; provided, however, that Licensor may also retain copies of (and the right to use) those Tangible Materials that are required to be delivered to Symphony Allegro hereunder but which also relate to any other Program or any other product of Licensor.
               (c) Subsequent to any such expiration or termination of the Purchase Option without exercise by Licensor or expiration of a Discontinuation Option without exercise by Licensor, Licensor shall, upon reporting to the FDA, also promptly notify Symphony Allegro (and any subsequent partners, sublicensees or transferees of Symphony Allegro’s rights hereunder) regarding any safety or other related issues that relate to the Staccato Technology that Licensor reasonably determines may be relevant to a Product being developed by Symphony Allegro (or any such partner, sublicensee or transferee) hereunder, and if requested, provide access to the data supporting Licensor’s conclusions regarding such issues.
          2.9 License Opportunities. In the event that, during the Term, Licensor reasonably determines that it is necessary to license from any third party any intellectual property relating to the composition of matter, use, manufacture (including formulation) or exploitation of a Product (“Third Party IP”) and Licensor desires to license such Third Party IP during the Term, then (i) if Licensor desires Symphony Allegro to pay any or all of the financial obligations under such license, Licensor shall obtain Symphony Allegro’s written consent, which shall not be unreasonably withheld or delayed before acquiring such license; and (ii) if Symphony Allegro provides such consent, then unless otherwise agreed to by the Parties in writing or unless such Third Party IP pertains to the manufacture (including formulation) of a Product, Licensor shall

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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use commercially reasonable efforts to obtain, at the time such license is granted, the right to sublicense such Third Party IP to Symphony Allegro consistent with the terms of this Agreement as if such Third Party IP were Licensed Intellectual Property. Unless otherwise agreed to by the Parties in writing, the financial obligations under any license to Third Party IP obtained by Licensor with Symphony Allegro’s consent shall (1) be borne fully by Symphony Allegro if (A) such Third Party IP relates solely to the composition of matter, use, manufacture (including formulation) or exploitation of one or more Products or (B) such license is limited in scope to the composition of matter, use, manufacture (including formulation) or exploitation of one or more Products and, at the time of entering into such third party license, Licensor has not exercised its Discontinuation Option with respect to the Program to which such Third Party IP or license scope relates; or (2) be shared by the Parties in amounts and/or percentages to be agreed upon by the Parties prior to Licensor entering into such third party license, if such Third Party IP or the scope of such license relates (but does not relate solely) to the composition of matter, use, manufacture (including formulation) or exploitation of Products within Program(s) for which Licensor has not exercised its Discontinuation Option and also relates to either (x) the composition of matter, use, manufacture (including formulation) or exploitation of Products within Program(s) for which Licensor has exercised its Discontinuation Option or (y) the composition of matter, use, manufacture (including formulation) or exploitation of other products of Licensor; or (3) be borne fully by Licensor if such Third Party IP or the scope of such license relates solely to the composition of matter, use, manufacture (including formulation) or exploitation of Product(s) within a Program(s) for which Licensor has exercised its Discontinuation Option. Notwithstanding the foregoing, Licensor shall have no obligation to obtain any such third party licenses under this Agreement or, in the event that Symphony Allegro does not give such consent, to grant any sublicenses to Symphony Allegro or to otherwise provide the benefit of such licenses to Symphony Allegro. Upon obtaining a license to such Third Party IP and the right to sublicense to Symphony Allegro, the Parties will, as necessary, promptly amend this Agreement to include such sublicensed intellectual property within the license granted hereunder, incorporate any other limitations, royalties or other provisions required by such third party with respect to such sublicense, and address Symphony Allegro’s rights (if any) with respect to patent prosecution, maintenance and enforcement of patents and patent applications within such Third Party IP; provided, however, that this sentence shall not apply to any Third Party IP that pertains to the manufacture (including formulation) of a Product.
          2.10 Separate Third Party License for Discontinued Program. In the event of the expiration of a Discontinuation Option without exercise by Licensor, Symphony Allegro has the right to transfer to a third party Symphony Allegro’s rights to the Products relating to the Program to which such Discontinuation Option pertained (the “Discontinued Program”). If Symphony Allegro identifies a third party that wishes to obtain such rights, then upon Symphony Allegro’s request, (i) Licensor and Symphony Allegro shall amend this Agreement to terminate all of Symphony Allegro’s rights and obligations to the extent applicable to the Discontinued Program and (ii) Licensor shall enter into a separate license agreement with such third party in which all of such

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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terminated rights and obligations shall be conferred upon and undertaken by such third party. The terms and conditions of such license agreement shall be identical to those contained herein, to the extent that such terms are applicable to the Discontinued Program and not dependent on any Operative Document other than this Agreement. Such terms shall include but not be limited to (1) provisions allowing for termination of such license agreement upon a material, uncured breach of such license agreement by the third party on similar terms as provided herein with respect to Symphony Allegro and (2) a confidentiality provision that is not dependent on any of the Operative Documents. Termination of this Agreement shall not affect such license agreement and Licensor’s obligation to enter into such a license agreement shall survive termination of this Agreement.
          2.11 Supply of Product After Expiration or Termination of Term. In the event of expiration or termination of the Purchase Option without exercise by Licensor, Licensor shall provide and supply, or cause to be provided and supplied, to Symphony Allegro (as used in this Section 2.11, also including its successors in interest, sublicensees or transferees hereunder), finished dosage form of each Product, as and to the extent set forth in this Section 2.11 and Annex C.
               (a) Licensor shall supply Symphony Allegro’s requirements of finished dosage form of the relevant Exiting Product for the continued development (including clinical development) and commercialization of such Exiting Product pursuant to a separate supply agreement to be negotiated by and between Licensor and Symphony Allegro at the time of unexercised expiration or termination of the Purchase Option, which supply agreement shall contain the basic terms set forth in Annex C (the “Supply Agreement”). In addition, such Supply Agreement shall contain provisions pursuant to which Licensor shall supply services to Symphony Allegro with respect to the testing and quality assurance of such supplied Exiting Product.
               (b) To the extent Symphony Allegro desires to be supplied by Licensor with Symphony Allegro’s requirements of finished dosage form of Product other than the Exiting Product form of such Product (an “Other Product”), for the continued development (including clinical development) and commercialization of such Other Product, Licensor agrees to negotiate in good faith the terms of such supply pursuant to a separate supply agreement to be negotiated by and between Licensor and Symphony Allegro at the time of unexercised expiration or termination of the Purchase Option. Such supply agreement shall contain the basic terms set forth in Annex C, except that, to the extent the manufacture by or on behalf of Licensor of the finished dosage form of such Other Product requires the investment of capital for additional lines, facilities or other equipment or personnel in order to manufacture and supply such Other Product (the “Additional Manufacturing Costs”), Licensor and Symphony Allegro shall also negotiate commercially reasonable terms (the “Capital Recovery Terms”) pursuant to which Symphony Allegro shall fund such Additional Manufacturing Costs either by paying for such capital costs as they are incurred or by making an irrevocable commitment to purchase sufficient Other Product within three (3) years to cover such capital costs plus interest, in each case prorating such capital costs to the extent that

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Alexza is reasonably anticipated to use such lines, facilities, equipment or personnel for other products. If Licensor and Symphony Allegro cannot agree as to the Capital Recovery Terms within forty-five (45) days after Licensor’s delivery to Symphony Allegro of written notice providing a detailed proposal for the Capital Recovery Terms, then at Symphony Allegro’s request, the Chief Executive Officer of Licensor and Chairman of the Symphony Allegro Board shall make good faith efforts to resolve the disagreement(s) regarding the Capital Recovery Terms. If the Chief Executive Officer of Licensor and Chairman of the Symphony Allegro Board do not agree to the Capital Recovery Terms within thirty (30) days after Symphony Allegro’s request, then such parties shall jointly select a nationally recognized expert in the field of pharmaceutical product supply to resolve any remaining disagreements regarding the Capital Recovery Terms. The Parties shall use their respective commercially reasonable efforts to cause such expert to make its determination of the Capital Recovery Terms within sixty (60) days of accepting its selection. The expert’s determination of the Capital Recovery Terms shall, absent manifest error, be (i) binding and conclusive and (ii) the Capital Recovery Terms for the supply agreement. All costs and expenses of the expert shall be shared equally between Licensor and Symphony Allegro. Notwithstanding the foregoing, in any case, each Party shall be responsible for the payment of its respective costs and expenses, including any attorneys’ fees. In addition, such supply agreement shall contain provisions pursuant to which Licensor shall supply, on commercially reasonable terms, services to Symphony Allegro with respect to the testing and quality assurance of such supplied Other Product.
ARTICLE 3
SUBLICENSE TO CERTAIN THIRD PARTY INTELLECTUAL PROPERTY
          3.1 Third Party Sublicense Payments. Unless otherwise agreed to by the Parties in writing, in the event that any Licensed Intellectual Property is licensed to Licensor by a third party and sublicensed to Symphony Allegro by Licensor hereunder, and Licensor is required to make any payments to the third party licensor of such Licensed Intellectual Property, (i) Symphony Allegro shall be responsible for the satisfaction of any payment owed to such third party licensor on account of the grant or maintenance of such sublicense to Symphony Allegro or the grant or maintenance of further sublicenses granted by Symphony Allegro; (ii) Symphony Allegro shall be responsible for the satisfaction of any royalty or milestone payment owed to such third party licensor on account of the development, manufacture, use, sale or other commercialization of any Product by or on behalf of Symphony Allegro or its sublicensees or transferees; and (iii) the Parties shall share, in amounts and/or percentages to be agreed upon by the Parties, any payment owed to such third party licensor that is only partially attributable to Symphony Allegro’s sublicense thereunder (including the practice of such sublicense). Notwithstanding the foregoing, with respect to agreements between Licensor and any third party licensor existing as of the Closing Date, Symphony Allegro’s obligations under this Section 3.1 for Products will be limited solely to those royalties and milestones set forth on Annex B.

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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          3.2 Sublicensed Intellectual Property. Symphony Allegro acknowledges (i) that certain Licensed Intellectual Property is licensed to Licensor by third parties and will be sublicensed to Symphony Allegro hereunder (the “Sublicensed Intellectual Property”) and (ii) that such sublicense is subject to certain restrictions and obligations set forth in the applicable written agreements between Licensor and such third parties (the “Sublicense Obligations”), including but not limited to those restrictions and obligations set forth on Schedule 2.2. Symphony Allegro agrees to either be bound by the Sublicense Obligations or forfeit the applicable sublicense of such Intellectual Property under Section 2.2; provided, however, that Symphony Allegro cannot use this Section 3.2 to avoid any Sublicense Obligation that has accrued prior to the date Symphony Allegro notifies Licensor in writing that it elects to forfeit the applicable sublicense.
ARTICLE 4
INTELLECTUAL PROPERTY
          4.1 Ownership. The Parties acknowledge and agree that, as between Licensor and Symphony Allegro, and subject to Schedule 2.2, Licensor or its licensors are the owners of all right, title and interest in and to the Licensed Intellectual Property, including without limitation Symphony Allegro Enhancements. Symphony Allegro hereby assigns to Licensor all of Symphony Allegro’s rights and interests in any Symphony Allegro Enhancements, including any rights in inventions made jointly by Licensor and Symphony Allegro. Symphony Allegro shall promptly disclose any Symphony Allegro Enhancement to Licensor, and shall use reasonable efforts, at Licensor’s request and at no cost to Licensor, to cooperate fully with Licensor to transfer such Symphony Allegro Enhancements to Licensor.
          4.2 Marking. Symphony Allegro shall mark, and shall cause all of its sublicensees to mark, all Products, or the packaging thereof or materials related thereto, with the number of the applicable patents licensed hereunder in accordance with applicable U.S. patent law.
          4.3 Prosecution and Maintenance.
               (a) Unless otherwise set forth in this Section 4.3, (i) Licensor shall prepare, file, prosecute and maintain those patents and patent applications in Licensed Patent Rights for which Licensor has patent prosecution and maintenance rights; and (ii) Licensor shall provide Symphony Allegro with (1) semiannual reports regarding the status of the prosecution and maintenance of Licensed Patent Rights, (2) access to any patent documents related to the Licensed Patent Rights as reasonably requested by Symphony Allegro, (3) copies of draft patent applications, and draft responses to substantive written office actions, pertaining to the Program-Specific Patents prior to filing in the United States so as to afford Symphony Allegro and its patent counsel, at Symphony Allegro’s expense, a reasonable opportunity to review and comment on such documents and (4) timely answers to Symphony Allegro’s reasonable

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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questions regarding the status of patents and patent applications in Licensed Patent Rights.
               (b) Licensor will use commercially reasonable efforts to seek the allowance of broad generic claims covering the Products consistent with Licensor’s determination of enforceability, business considerations and other factors.
               (c) Subject to a reasonable allocation of costs in the event that any Program-Specific Patent relates to Licensor’s business other than the Programs, the cost of the prosecution and maintenance of Program-Specific Patents shall be paid by Symphony Allegro. Upon the scope of any Licensed Patent Rights being amended so that the patent or patent application’s claims no longer cover any Product, such patent or patent application shall cease to be a Licensed Patent Right and all rights and obligations with respect to such patent or patent application (including the license set forth in Section 2.2 and costs, fees, prosecution, maintenance and enforcement) shall revert to Licensor.
               (d) Symphony Allegro shall not be responsible for the costs of any opposition, interference or reexamination initiated by Licensor with respect to the Program-Specific Patents (except to the extent allocated in the Development Budget), unless the Parties mutually agree in writing (i) that it is reasonably necessary or useful to file and prosecute such opposition, interference or reexamination in connection with such Program-Specific Patents to protect their interests in such Program-Specific Patents and (ii) to a reasonable allocation of costs in the event that any Program-Specific Patents relate to Licensor’s business other than the Programs, which agreement will not be unreasonably withheld or delayed. In the event, however, that (x) Symphony Allegro does not agree to pay such costs (or its share of costs as reasonably allocated as set forth above) of such opposition, interference or reexamination and (y) Licensor successfully files and prosecutes or settles such opposition, interference or reexamination at its sole cost, then the licenses granted by Licensor to Symphony Allegro in Section 2.2 herein shall immediately terminate with respect to the specific Program-Specific Patent that was the subject of such opposition, interference or reexamination.
               (e) Each Party shall provide the prosecuting Party with reasonable cooperation under this Section 4.3.
          4.4 Abandonment. Subject to the limitations and restrictions set forth on Schedule 2.2, Licensor shall not cancel a Program-Specific Claim or abandon a Program-Specific Patent without (a) expressly reserving the right to pursue the relevant Program-Specific Claim in a separate patent application or (b) requesting and obtaining the consent of Symphony Allegro. If Symphony Allegro does not provide such consent promptly upon Licensor’s request, then Licensor may (i) continue to prosecute such Program-Specific Claim in the patent application in which it is currently pending, or (ii) cancel such Program-Specific Claim in a manner that allows future prosecution of such claim and then propose such claim in a newly filed divisional or continuation application that Symphony Allegro may prosecute at its expense (including reimbursing Licensor for the costs associated with filing such divisional or continuation application) and in its discretion.

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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          4.5 Infringement. Each Party agrees to immediately notify the other Party upon becoming aware of any infringement, misappropriation, illegal use or misuse of the Licensed Intellectual Property in connection with Products and provide to the other Party all available evidence of such infringement.
          4.6 Enforcement Right During Term.
               (a) Except as provided in Section 4.6(c), during the Term, Licensor has the first right, but not the obligation, to take action against others in the courts, administrative agencies or otherwise to prevent, terminate or seek damages on account of infringement, misappropriation, illegal use or misuse of the Licensed Patent Rights or other Licensed Intellectual Property.
               (b) During the Term, Licensor has the first right, but not the obligation, to take action against others to prevent, terminate or seek damages on account of an Allegro Relevant Infringement. The costs and expenses of any such action shall be borne by Symphony Allegro to the extent the action relates to an Allegro Relevant Infringement; provided, that Symphony Allegro’s written consent was obtained prior to the initiation of such action, such consent not to be unreasonably withheld or delayed. Symphony Allegro shall, at its expense, cooperate with and reasonably assist Licensor in any such action if so requested by Licensor, and, upon Licensor’s request, execute, file and deliver all documents and proof necessary for such purpose, including being named as a party to such litigation if requested by Licensor or if required by Law. Symphony Allegro shall have the right to participate and be represented by its own counsel at its own expense in any such action, suit or proceeding with respect to Licensed Patent Rights solely relating to Products for which Licensor has not exercised the relevant Discontinuation Option provided that Symphony Allegro shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Licensed Patent Rights, other Licensed Intellectual Property or other intellectual property of Licensor without the prior written consent of Licensor, which consent shall not be unreasonably withheld or delayed. Licensor shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Licensed Patent Rights or other Licensed Intellectual Property without the prior written consent of Symphony Allegro, which consent shall not be unreasonably withheld or delayed.
               (c) Subject to the limitations and restrictions set forth on Schedule 2.2, if, (1) during the Term, Symphony Allegro requests Licensor to take action pursuant to Section 4.6(b) with respect to an Allegro Relevant Infringement that solely involves the enforcement of a Program-Specific Patent, and (2) Licensor does not take such action within one hundred twenty (120) days of Symphony Allegro’s written request that Licensor take such action, then Symphony Allegro shall have the option to commence any such action under its own direction and control, and at Symphony Allegro’s cost and expense. Licensor shall, at Symphony Allegro’s expense, cooperate with and reasonably assist Symphony Allegro in any such action if so requested by Symphony Allegro, and, upon Symphony Allegro’s request, execute, file and deliver all

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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documents and proof necessary for such purpose, including being named as a party to such litigation if requested by Symphony Allegro or if required by Law. Licensor shall have the right to participate and be represented by its own counsel at its own expense in any such action, suit or proceeding with respect to one or more Program-Specific Patents provided that Licensor shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Program-Specific Patents without the prior written consent of Symphony Allegro, which consent shall not be unreasonably withheld or delayed. Symphony Allegro shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Program-Specific Patents or other intellectual property of Licensor without the prior written consent of Licensor, which consent shall not be unreasonably withheld or delayed.
          4.7 Post-Term Enforcement.
               (a) Following the expiration or termination of the Purchase Option without Licensor’s exercise of the Purchase Option, as between the Parties, and solely with respect to Program-Specific Patents, Symphony Allegro shall have the first right, but not the obligation, to take action against others, at Symphony Allegro’s cost and expense, to prevent, terminate or seek damages on account of an Allegro Relevant Infringement. Licensor shall, at Symphony Allegro’s expense, cooperate and reasonably assist Symphony Allegro in such action if so requested, and upon Symphony Allegro’s request, execute, file and deliver all documents and proof necessary for such purpose, including being named as a party to such litigation if requested by Symphony Allegro or if required by Law. Licensor shall have the right to participate and be represented in any such action, suit or proceeding by its own counsel at its own expense provided that Licensor shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Program-Specific Patents without the prior written consent of Symphony Allegro, which consent shall not be unreasonably withheld or delayed. Symphony Allegro shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Program-Specific Patents or other intellectual property of Licensor without the prior written consent of Licensor, which consent shall not be unreasonably withheld or delayed.
               (b) Following the expiration or termination of the Purchase Option without Licensor’s exercise of the Purchase Option, if Symphony Allegro does not take action under Section 4.7(a) within one hundred twenty (120) days of Licensor’s written request that Symphony Allegro take such action, then Licensor shall have the option to commence any such action under its own direction and control, and at Licensor’s cost and expense. Symphony Allegro shall, at Licensor’s expense, cooperate and reasonably assist Licensor in such action if so requested, and upon Licensor’s request, execute, file and deliver all documents and proof necessary for such purpose, including being named as a party to such litigation if requested by Licensor or if required by Law. Symphony Allegro shall have the right to participate and be represented in any such action, suit or proceeding by its own counsel at its own expense provided that Symphony Allegro shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Program-Specific Patents without the prior written consent of Licensor, which consent shall not be unreasonably withheld or delayed. Licensor shall not enter into any settlement or compromise of such action, suit

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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or proceeding that affects or concerns the validity, enforceability, or ownership of any Program-Specific Patents without the prior written consent of Symphony Allegro, which consent shall not be unreasonably withheld or delayed.
               (c) Licensed Patent Rights. Except as set forth in Sections 4.7(a) and 4.7(b) above, following the unexercised expiration or termination of the Purchase Option, as between the Parties, Licensor shall have the sole right, but not the obligation, to take action against others in the courts, administrative agencies or otherwise, under Licensor’s direction and control and at Licensor’s cost and expense, to prevent, terminate or seek damages on account of infringement, misappropriation, illegal use or misuse of any Licensed Patent Rights, including but not limited to in connection with an Allegro Relevant Infringement; provided, however, that Licensor shall not unreasonably deny a request by Symphony Allegro that Licensor take such action with respect to an Allegro Relevant Infringement or delay taking such action with respect to an Allegro Relevant Infringement (without limiting the foregoing, Symphony Allegro agrees that the existence of facts that could result in the invalidation of the applicable Licensed Patent Rights would be a reasonable basis for Licensor’s refusal to take such action). Symphony Allegro shall, at Licensor’s expense, cooperate and reasonably assist Licensor in such action if so requested, and upon Licensor’s request, execute, file and deliver all documents and proof necessary for such purpose, including being named as a party to such litigation if requested by Licensor or if required by Law.
          4.8 Withdrawal of Enforcement. If either Party brings an action under this ARTICLE 4 with respect to an Allegro Relevant Infringement that solely involves infringement of one or more Program-Specific Patents and such Party subsequently ceases to pursue or withdraws from such action without resolution (which resolution may include the granting of a license by Licensor to such third party that does not violate Section 2.2 or Section 2.6 of this Agreement), such Party shall promptly notify the other Party and the other Party may, to the extent permitted by Law, substitute itself for the withdrawing party under the terms of this ARTICLE 4.
          4.9 Recoveries. All damages or other compensation of any kind recovered in such action, suit, or proceeding brought under this ARTICLE 4, or from any related settlement or compromise, shall first be used to reimburse each Party for its expenses in connection with such action, suit or proceeding (in proportion to the expenses of each Party if recovery is insufficient to cover all such expenses), and the remainder of such recovery shall be allocated 100% to the Party hereto taking the lead in the action, suit or proceeding.
          4.10 Enforcement For Other Activities. At all times, Licensor shall have the exclusive right, at its own cost and expense, to prevent or terminate infringement, misappropriation, illegal use or misuse of any Licensed Patent Rights or

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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other Licensed Intellectual Property due to any activities other than the manufacture, use, sale or importation of a pharmaceutical product or device that delivers Alprazolam or Loxapine. Such enforcement activities may be taken in the sole discretion of Licensor, and any damages or other compensation of any kind recovered in such action, suit or proceeding or from any related settlement or compromise shall be retained by Licensor.
ARTICLE 5
REPRESENTATIONS AND WARRANTIES
          5.1 Representations and Warranties of Licensor. Licensor hereby represents and warrants to Symphony Allegro, that as of the Closing Date:
               (a) Subject to Section 3.2 and Schedule 2.2, Licensor is the exclusive owner of all right, title, and interest in and to (i) all Licensed Patent Rights listed on Annex D that are not identified as jointly owned or licensed from a third party and (ii) the Regulatory Files listed on Schedule 5.1(a);
               (b) Licensor has sufficient rights to grant the licenses granted hereunder and the grant of such licenses does not and will not conflict with any agreement to which Licensor is a party or otherwise governing the Licensed Intellectual Property and Licensor further represents and warrants that, on an ongoing basis throughout the Term, Licensor shall not enter into any agreement that will conflict with the rights and licenses granted to Symphony Allegro hereunder;
               (c) To the Knowledge of Licensor, there is no infringement or misappropriation by third parties of any Licensed Patent Rights or Licensed Know-How;
               (d) No Licensed Intellectual Property owned by Licensor and, to the Knowledge of Licensor, no Licensed Intellectual Property licensed to Licensor has been adjudged invalid or unenforceable, in whole or in part, and there is no pending or, to the Knowledge of Licensor, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Licensed Intellectual Property, and Licensor is unaware of any facts which would support any such claim; provided, that, with respect to patent number 7,090,830, the Company is in the process of amending the listing of the named inventors to include Alejandro C. Zaffaroni and Jeffrey McKinney;
               (e) To the Knowledge of Licensor, there is no pending or threatened action, suit, proceeding or claim by others that Licensor’s manufacture or development of the Products (in the form administered in clinical trials prior to the Closing Date) misappropriates or infringes any intellectual property rights of others; and
               (f) Except as set forth on Annex B, Symphony Allegro shall not be liable or otherwise obligated to pay royalties, milestone payments or other consideration pursuant to any license agreement that, as of the Closing Date, Licensor has with a third party licensor, on account of Symphony Allegro’s exploitation of the Licensed Intellectual Property (including Sublicensed Intellectual Property) or the development, manufacture, use, sale, or importation of Products hereunder (in the form

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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administered in clinical trials prior to the Closing Date) pursuant to the Initial Development Plan.
               (g) To the Knowledge of Licensor, the manufacture, use or sale of the Current Products by Symphony Allegro on the Closing Date in strict accordance with the licenses herein and other terms of this Agreement will not misappropriate or infringe the intellectual property rights of any third party. For the purposes of this Section 5.1(g), the “Current Products” are the AZ-002 Product being tested by Alexza in a phase IIa clinical trial as of the Closing Date and the AZ-004 Product being tested by Alexza in a phase IIa clinical trial as of the Closing Date.
          5.2 Disclaimer and Acknowledgement. EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE 5, THE LICENSED INTELLECTUAL PROPERTY, PRODUCTS, TANGIBLE MATERIALS AND REGULATORY FILES ARE PROVIDED “AS IS” WITH NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, AND LICENSOR EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, OR NON-INFRINGEMENT. LICENSOR DOES NOT WARRANT THE PERFORMANCE OF ANY PRODUCT, INCLUDING THEIR SAFETY, EFFECTIVENESS OR COMMERCIAL VIABILITY. ANY SYMPHONY ALLEGRO ENHANCEMENTS PROVIDED TO LICENSOR HEREUNDER ARE PROVIDED “AS IS” WITH NO REPRESENTATIONS OR WARRANTIES OF ANY KIND AND SYMPHONY ALLEGRO EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, OR NON-INFRINGEMENT.
ARTICLE 6
INDEMNIFICATION AND LIMITATION OF LIABILITY
          6.1 Indemnity. To the greatest extent permitted by applicable Law, Licensor shall indemnify and hold harmless Symphony Allegro, its Affiliates, and each of their respective officers, directors, employees, agents, members, managers, successors and assigns (each, a “Symphony Allegro Indemnified Party”) and Symphony Allegro shall indemnify and hold harmless Licensor, its Affiliates and each of their respective officers, directors, employees, agents, members, successors and assigns (each, a “Licensor Indemnified Party” and together with a Symphony Allegro Indemnified Party, the “Indemnified Parties”), from and against any and all claims, losses, costs, interest, awards, judgments, fees (including reasonable fees for attorneys and other professionals), court costs, liabilities, damages and expenses incurred by any Symphony Allegro Indemnified Party or Licensor Indemnified Party (irrespective of whether any such Symphony Allegro Indemnified Party or Licensor Indemnified Party, as applicable, is a party to the action for which indemnification hereunder is sought) (collectively, a

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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“Loss”), to the extent resulting from, arising out of, or relating to any and all third party suits, claims, actions, proceedings, investigations, litigation or demands based upon:
     (i) in the case of Licensor being the Indemnifying Party, (A) any breach of any representation or warranty made by Licensor herein or in any other Operative Document, (B) any breach of any covenant, agreement or obligation of Licensor contained herein, or in any other Operative Document, (C) any act of gross negligence or willful misconduct by Licensor in performing its obligations under this Agreement, or (D) the development, manufacture, use, handling, storage, sale or other disposition of any Product arising from a Program for which Licensor exercised a Discontinuation Option; in each case, except (1) with respect to Losses for which Licensor is entitled to indemnification under this ARTICLE 6 or (2) to the extent such Loss arises from the gross negligence or willful misconduct of a Symphony Allegro Indemnified Party, and
     (ii) in the case of Symphony Allegro being the Indemnifying Party, (A) any breach of any representation or warranty made by Symphony Allegro herein or in any other Operative Document, (B) any breach of any covenant, agreement or obligation of Symphony Allegro contained herein, or in any other Operative Document, (C) any act of gross negligence or willful misconduct by Symphony Allegro in performing its obligations under this Agreement, or (D) the development, manufacture, use, handling, storage, sale or other disposition of Products (other than those Products arising from a Program for which Licensor exercised a Discontinuation Option) after the end of the Term or the unexercised expiration of the Discontinuation Option to which such Product related; in each case, except (1) with respect to Losses for which Symphony Allegro is entitled to indemnification under this ARTICLE 6 or (2) to the extent such Loss arises from the gross negligence or willful misconduct of a Licensor Indemnified Party.
     To the extent that the foregoing undertakings by Licensor and/or Symphony Allegro may be unenforceable for any reason, such Party shall make the maximum contribution to the payment and satisfaction of any Loss that is permissible under applicable Law.
          6.2 Notice of Claims. Any Indemnified Party that proposes to assert a right to be indemnified under this ARTICLE 6 shall notify Licensor or Symphony Allegro, as applicable (the “Indemnifying Party”), promptly after receipt of notice of commencement of any action, suit or proceeding against such Indemnified Party (an “Indemnified Proceeding”) in respect of which a claim is to be made under this ARTICLE 6, or the incurrence or realization of any Loss in respect of which a claim is to be made under this ARTICLE 6, of the commencement of such Indemnified Proceeding or of such incurrence or realization, enclosing a copy of all relevant documents, including all papers served and claims made, but the omission so to notify the applicable Indemnifying Party promptly of any such Indemnified Proceeding or incurrence or realization shall not relieve (a) such Indemnifying Party from any liability that it may have to such Indemnified Party under this ARTICLE 6 or otherwise, except, as to such Indemnifying Party’s liability under this ARTICLE 6, to the extent, but only to the extent, that such Indemnifying Party shall have been prejudiced by such omission, or

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(b) any other indemnitor from liability that it may have to any Indemnified Party under the Operative Documents.
          6.3 Defense of Proceedings. In case any Indemnified Proceeding shall be brought against any Indemnified Party, it shall notify the applicable Indemnifying Party of the commencement thereof and such Indemnifying Party shall be entitled to participate in, and provided such Indemnified Proceeding involves a claim solely for money damages and does not seek an injunction or other equitable relief against the Indemnified Party and is not a criminal or regulatory action, to assume the defense of, such Indemnified Proceeding with counsel reasonably satisfactory to such Indemnified Party, and after notice from such Indemnifying Party to such Indemnified Party of such Indemnifying Party’s election so to assume the defense thereof and the failure by such Indemnified Party to object to such counsel within ten (10) Business Days following its receipt of such notice, such Indemnifying Party shall not be liable to such Indemnified Party for legal or other expenses related to such Indemnified Proceedings incurred after such notice of election to assume such defense except as provided below and except for the reasonable costs of investigating, monitoring or cooperating in such defense subsequently incurred by such Indemnified Party reasonably necessary in connection with the defense thereof. Such Indemnified Party shall have the right to employ its counsel in any such Indemnified Proceeding, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless:
               (a) the employment of counsel by such Indemnified Party at the expense of the applicable Indemnifying Party has been authorized in writing by such Indemnifying Party;
               (b) such Indemnified Party shall have reasonably concluded in its good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between the applicable Indemnifying Party and such Indemnified Party in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Party (it being agreed that in any case referred to in this clause (b) such Indemnifying Party shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Party);
               (c) the applicable Indemnifying Party shall not have employed counsel reasonably acceptable to the Indemnified Party, to assume the defense of such Indemnified Proceeding within a reasonable time after notice of the commencement thereof; provided, however, that (i) this clause shall not be deemed to constitute a waiver of any conflict of interest that may arise with respect to any such counsel, and (ii) an Indemnified Party may not invoke this clause (c) if such Indemnified Party failed to timely object to such counsel pursuant to the first paragraph of this Section 6.3 (it being agreed that in any case referred to in this clause (c) such Indemnifying Party shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Party); or

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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               (d) any counsel employed by the applicable Indemnifying Party shall fail to timely commence or reasonably conduct the defense of such Indemnified Proceeding, and such failure has prejudiced (or is in immediate danger of prejudicing) the outcome of such Indemnified Proceeding (it being agreed that in any case referred to in this clause (d) such Indemnifying Party shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Party); in each of the cases set forth in clauses (a)-(d) the fees and expenses of counsel for such Indemnified Party shall be at the expense of such Indemnifying Party. Only one counsel shall be retained by all Indemnified Parties with respect to any Indemnified Proceeding, unless counsel for any Indemnified Party reasonably concludes in good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between such Indemnified Party and one or more other Indemnified Parties in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Party.
          6.4 Settlement. Without the prior written consent of such Indemnified Party, such Indemnifying Party shall not settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding, unless such settlement, compromise, consent or related judgment (i) includes an unconditional release of such Indemnified Party from all liability for Losses arising out of such claim, action, investigation, suit or other legal proceeding, (ii) provides for the payment of money damages as the sole relief for the claimant (whether at law or in equity), (iii) involves no admission of fact adverse to the Indemnified Party or finding or admission of any violation of Law or the rights of any Person by the Indemnified Party, and (iv) is not in the nature of a criminal or regulatory action. No Indemnified Party shall settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding (A) in respect of which any payment would result hereunder or under any other Operative Document, (B) which includes an injunction that will adversely affect the Indemnifying Party, (C) which involves an admission of fact adverse to the Indemnifying Party or a finding or admission of any violation of Law or the rights of any Person by the Indemnifying Party, (D) which is in the nature of a criminal or regulatory action, or (E) which admits the invalidity, misuse or unenforceability of a Licensed Patent Right, without the prior written consent of the Indemnifying Party, such consent not to be unreasonably conditioned, withheld or delayed.
          6.5 Limitation of Liability. TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, NEITHER PARTY NOR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, MEMBERS, MANAGERS, EMPLOYEES, INDEPENDENT CONTRACTORS OR AGENTS SHALL HAVE ANY LIABILITY OF ANY TYPE (INCLUDING, BUT NOT LIMITED TO, CLAIMS IN CONTRACT, NEGLIGENCE AND TORT LIABILITY) FOR ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, THE LOSS OF OPPORTUNITY, LOSS OF USE OR LOSS OF REVENUE OR PROFIT IN CONNECTION WITH OR ARISING OUT OF THIS

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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AGREEMENT OR THE SERVICES PERFORMED HEREUNDER, EVEN IF SUCH DAMAGES MAY HAVE BEEN FORESEEABLE. THE FOREGOING SHALL NOT LIMIT EITHER PARTY’S INDEMNIFICATION OBLIGATIONS PURSUANT TO SECTION 6.1.
          6.6 Insurance. The Parties shall maintain insurance as set forth in Section 6.8 of the Amended and Restated Research and Development Agreement.
ARTICLE 7
TERM AND TERMINATION
          7.1 Term. This Agreement shall commence on the Closing Date and shall remain in force until terminated as provided herein.
          7.2 Termination.
               (a) Either Party may terminate this Agreement at any time if the other Party is in material default or breach of this Agreement that has resulted in, or would reasonably be expected to result in, a material adverse effect on the Programs or the non-breaching Party’s rights under the Operative Documents, and such material default or breach continues unremedied for a period of sixty (60) days after written notice thereof is delivered to the defaulting or breaching Party.
               (b) Licensor may terminate this Agreement at any time upon written notice to Symphony Allegro if (i) Holdings breaches Section 2 of the Subscription Agreement or (ii) Holdings or Symphony Allegro is in material default or breach of the Purchase Option Agreement that has resulted in, or would reasonably be expected to result in, a material adverse effect on Licensor’s rights under the Purchase Option Agreement and such default or breach is not cured within thirty (30) days after written notice of such default or breach under the Purchase Option Agreement is delivered to the defaulting or breaching party.
               (c) Licensor may terminate Symphony Allegro’s sublicense to a specific element of Sublicensed Intellectual Property if Symphony Allegro is in material default or breach of a Sublicense Obligation relating to such Sublicensed Intellectual Property and such material default or breach continues unremedied for a period of sixty (60) days (or such shorter cure period as may be stipulated in the applicable Sublicense Obligation) after written notice thereof is delivered to Symphony Allegro.
               (d) Upon any termination of this Agreement, all license rights granted herein (except for those rights granted in or pursuant to Section 2.5) shall immediately terminate.
          7.3 Survival. The following Sections and Articles shall survive any expiration or termination of this Agreement: Sections 2.10, 4.1, 5.2 and 7.3, and Articles 6 and 8.

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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          7.4 Bankruptcy. All rights and licenses granted under this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Code”), licenses to “Intellectual Property” as defined in the Code. The Parties agree that each Party shall retain and may fully exercise all of its rights and elections under the Code.
ARTICLE 8
MISCELLANEOUS
          8.1 Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any Party shall be in writing addressed to the Party at its address set forth below and shall be deemed given (i) when delivered to the Party personally, (ii) if sent to the Party by facsimile transmission (promptly followed by a hard-copy delivered in accordance with this Section 8.1), when the transmitting Party obtains written proof of transmission and receipt; provided, however, that notwithstanding the foregoing, any communication sent by facsimile transmission after 5:00 PM (receiving Party’s time) or not on a Business Day shall not be deemed received until the next Business Day, (iii) when delivered by next Business Day delivery by a nationally recognized courier service, or (iv) if sent by registered or certified mail, when received, provided postage and registration or certification fees are prepaid and delivery is confirmed by a return receipt:
          Licensor:
Alexza Pharmaceuticals, Inc.
1020 East Meadow Circle
Palo Alto, CA 94303
Attn: August J. Moretti
Facsimile: (650) 687-3999
          with a copy to:
Cooley Godward Kronish LLP
Five Palo Alto Square
3000 El Camino Real
Palo Alto, CA 94306-2155
Attn: Barbara A. Kosacz, Esq.
Facsimile: (650) 849-7400
          Symphony Allegro:
Symphony Allegro, Inc.
7361 Calhoun Place, Suite 325
Rockville, MD 20855
Attn: Charles W. Finn, Ph.D.
Facsimile: (301) 762-6154

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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          with a copy to:
Symphony Capital Partners, L.P.
875 Third Avenue
18th Floor
New York, NY 10022
Facsimile: (212) 632-5401
          and
Symphony Strategic Partners, LLC
875 Third Avenue
18th Floor
New York, NY 10022
Facsimile: (212) 632-5401
or to such other address as such Party may from time to time specify by notice given in the manner provided herein to each other Party entitled to receive notice hereunder.
          8.2 Entire Agreement. This Agreement (including any Annexes, Schedules, Exhibits or other attachments hereto) and the agreements referred to herein (including the Operative Documents) constitute the entire agreement between the Parties with respect to the subject matter hereof, and no oral or written statement may be used to interpret or vary the meaning of the terms and conditions hereof. This Agreement supersedes all prior and contemporaneous agreements, correspondence, discussion and understandings, whether written or oral, between the Parties with respect to the subject matter hereof, including the Original Agreement but excluding the Operative Documents.
          8.3 Assignment. Neither Party may assign or otherwise transfer this Agreement without the prior written consent of the other Party; provided, however, that (i) Licensor may assign this Agreement or any of its rights and obligations hereunder without the consent of Symphony Allegro (A) to an Affiliate or in connection with a merger or the sale of all or substantially all of the assets of Licensor to which this Agreement relates, or (B) to the Surviving Entity in the event Licensor undergoes a Change of Control in compliance with Article 14 of the Amended and Restated Research and Development Agreement, provided, however, the Licensed Patent Rights and Licensed Know-How shall not be construed, as a result of such assignment, to include any patent rights, know-how, trade secret, and other intellectual property that, prior to such Change of Control, were owned or Controlled by the Person (other than Licensor) involved in such Change of Control; and (ii) after expiration of the Term without Licensor’s exercise of the Purchase Option, Symphony Allegro may assign this Agreement to any Person without the prior, written consent of Licensor. Assignment of this Agreement by either Party shall not relieve the assignor of its obligations hereunder. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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          8.4 Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of the Agreement.
          8.5 Independent Contractor. Each Party shall be acting as an independent contractor in performing under this Agreement and shall not be considered or deemed to be an agent, employee, joint venturer or partner of the other Party.
          8.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
          8.7 No Third-Party Beneficiaries. Except with respect to certain indemnification obligations and liability limitations pursuant to ARTICLE 6, nothing in this Agreement, either express or implied, is intended to or shall confer upon any third party any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
          8.8 Compliance with Laws. In performing under this Agreement, each Party shall comply with all applicable Laws, rules and regulations, including without limitation the Federal Food, Drug, and Cosmetic Act and regulations promulgated pursuant thereto and the United States Export Administration Regulations.
          8.9 Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by authorized representatives of Licensor and Symphony Allegro.
          8.10 Governing Law; Consent to Jurisdiction and Service of Process.
               (a) This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York.
               (b) Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in The City of New York, Borough of Manhattan, and any appellate court from any jurisdiction thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by Law, in such federal court. Each of the Parties agrees that a final judgment in any

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

22

such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Agreement shall affect any right that any Party may otherwise have to bring any action or proceeding relating to this Agreement.
               (c) Each of the Parties irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court. Each of the Parties hereby irrevocably waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          8.11 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.
          8.12 Counterparts. This Agreement may be executed in one or more counterparts, and by the respective Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same Agreement.
          8.13 No Waiver. The failure of either Party to enforce at any time for any period the provisions of or any rights deriving from this Agreement shall not be construed to be a waiver of such provisions or rights or the right of such Party thereafter to enforce such provisions.
     SIGNATURES FOLLOW ON NEXT PAGE

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

23

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first written above by their respective duly authorized officers.

SYMPHONY ALLEGRO, INC.

By:	/s/ Neil J. Sandler

Name: Neil J. Sandler
Title: Chairman of the Board

SYMPHONY ALLEGRO HOLDINGS LLC

By:	Symphony Capital Partners, L.P.,
its Manager

By:	Symphony Capital GP, L.P.,
its Member

By:	Symphony Capital GP, LLC,
its Member

By:	/s/ Mark Kessel

Name: Mark Kessel
Title: Managing Member

ALEXZA PHARMACEUTICALS, INC.

By:	/s/ Thomas B. King

Name: Thomas B. King
Title: President and Chief Executive Officer

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit 10.31
ANNEX A
CERTAIN DEFINITIONS
{See attached.}
Annex A-1

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CERTAIN DEFINITIONS
     “$” means United States dollars.
     “Accredited Investor” has the meaning set forth in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.
     “Act” means the Delaware Limited Liability Company Act, 6 Del. C. § 18-101 et seq.
     “Ad Hoc Meeting” has the meaning set forth in Paragraph 6 of Annex B of the Amended and Restated Research and Development Agreement.
     “Additional Party” has the meaning set forth in Section 14 of the Confidentiality Agreement.
     “Additional Regulatory Filings” means such Governmental Approvals as required to be made under any law applicable to the purchase of the Symphony Allegro Equity Securities under the Purchase Option Agreement.
     “Adjusted Capital Account Deficit” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Affected Member” has the meaning set forth in Section 27 of the Investors LLC Agreement.
     “Affiliate” means, with respect to any Person (i) any Person directly or indirectly controlling, controlled by or under common control with such Person, (ii) any officer, director, general partner, member or trustee of such Person, or (iii) any Person who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms “controlling,” “controlled by” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, managers, general partners, or persons exercising similar authority with respect to such Person or entities.
     “Alexza” means Alexza Pharmaceuticals, Inc., a Delaware corporation.
     “Alexza Accounting Advisor” means Ernst & Young LLP.
     “Alexza Common Stock” means the common stock, par value $0.0001 per share, of Alexza.
     “Alexza Common Stock Valuation” has the meaning set forth in Section 2(e) of the Purchase Option Agreement.
     “Alexza Obligations” has the meaning set forth in Section 6.1(a) of the Amended

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

and Restated Research and Development Agreement.
     “Alexza Personnel” has the meaning set forth in Section 8.4 of the Amended and Restated Research and Development Agreement.
     “Alexza Public Filings” means all publicly available filings made by Alexza with the SEC.
     “Alexza Subcontractor” means a third party that has entered into a Subcontracting Agreement with Alexza.
     “Allegro Relevant Infringement” means an infringement, misappropriation, illegal use or misuse of the Licensed Patent Rights or other Licensed Intellectual Property due to the manufacture, use, sale or importation of a pharmaceutical product or device that delivers Alprazolam (provided that Alexza has not exercised a Discontinuation Option for the AZ-002 Program) or Loxapine (provided that Alexza has not exercised a Discontinuation Option for the AZ-004 Program), as applicable.
     “Alprazolam” means: (a) alprazolam and (b) all salts, metabolites, prodrug and other physical forms thereof.
     “Amended and Restated Research and Development Agreement” means the Amended and Restated Research and Development Agreement dated as of the Closing Date, among Alexza, Holdings and Symphony Allegro.
     “Asset Value” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Auditors” means an independent certified public accounting firm of recognized national standing.
     “AZ-002 Product” means a pharmaceutical product in which Alprazolam is the sole active ingredient and it is delivered using Staccato Technology.
     “AZ-002 Program” means the development, manufacture and/or use of any AZ-002 Product in accordance with the Development Plan.
     “AZ-004 Product” means a pharmaceutical product in which Loxapine is the sole active ingredient and it is delivered using Staccato Technology.
     “AZ-004 Program” means the development, manufacture and/or use of any AZ-004 Product in accordance with the Development Plan.
     “Balance Sheet Deficiency” has the meaning set forth in Section 1(c)(iii) of the Purchase Option Agreement.
     “Balance Sheet Deficiency Date” has the meaning set forth in Section 1(c)(iii) of the Purchase Option Agreement.

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     “Balance Sheet Deficiency Threshold” shall have the meaning set forth in Section 2(b) of the Research Cost Sharing and Extension Agreement.
     “Bankruptcy Code” means the United States Bankruptcy Code.
     “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York or the City of San Francisco are authorized or required by law to remain closed.
     “Capital Contributions” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.
     “Cash Available for Distribution” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Chair” has the meaning set forth in Paragraph 4 of Annex B to the Amended and Restated Research and Development Agreement.
     “Change of Control” means and includes the occurrence of any of the following events, but specifically excludes (i) acquisitions of capital stock directly from Alexza for cash, whether in a public or private offering, (ii) sales of capital stock by stockholders of Alexza, and (iii) acquisitions of capital stock by or from any employee benefit plan or related trust:
     (a) the merger, reorganization or consolidation of Alexza into or with another corporation or legal entity in which Alexza’s stockholders holding the right to vote with respect to matters generally immediately preceding such merger, reorganization or consolidation, own less than fifty percent (50%) of the voting securities of the surviving entity; or
     (b) the sale of all or substantially all of Alexza’s assets or business.
     “Change of Control Put Option” has the meaning set forth in Section 2A of the Purchase Option Agreement.
     “Change of Control Put Option Exercise Notice” has the meaning set forth in Section 2A of the Purchase Option Agreement.
     “Class A Member” means a holder of a Class A Membership Interest.
     “Class A Membership Interest” means a Class A Membership Interest in Holdings.
     “Class B Member” means a holder of a Class B Membership Interest.

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     “Class B Membership Interest” means a Class B Membership Interest in Holdings.
     “Class C Member” means a holder of a Class C Membership Interest.
     “Class C Membership Interest” means a Class C Membership Interest in Holdings.
     “Class D Member” means a holder of a Class D Membership Interest.
     “Class D Membership Interest” means a Class D Membership Interest in Holdings.
     “Client Schedules” has the meaning set forth in Section 5(b) of the RRD Services Agreement.
     “Clinical Budget Component” has the meaning set forth in Section 4.1 of the Amended and Restated Research and Development Agreement.
     “Clinical Trial Material” means Product and placebo for administration to animals for pre-clinical testing or to humans for clinical testing.
     “Closing Date” means any time after the close of business in New York on December 1, 2006.
     “CMC” means the chemistry, manufacturing and controls documentation as required for filings with a Regulatory Authority relating to the manufacturing, production and testing of drug products.
     “Code” means the Internal Revenue Code of 1986, as amended from time to time.
     “Committed Capital” means $50,000,000.00.
     “Common Stock” means the common stock, par value $0.01 per share, of Symphony Allegro.
     “Company Expenses” has the meaning set forth in Section 5.09 of the Holdings LLC Agreement.
     “Company Property” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Confidential Information” has the meaning set forth in Section 2 of the Confidentiality Agreement.
     “Confidentiality Agreement” means the Confidentiality Agreement, dated as of the Closing Date, among Symphony Allegro, Holdings, Alexza, SCP, SSP, Investors, Symphony Capital and RRD, as such agreement may be amended or amended and restated from time to time.

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     “Conflict Transaction” has the meaning set forth in Article X of the Symphony Allegro Charter.
     “Control” means, with respect to any material, information or intellectual property right, that a Party owns or has a license to such item or right, and has the ability to grant the other Party access, a license or a sublicense (as applicable) in or to such item or right as provided in the Operative Documents without violating the terms of any agreement or other arrangement with any third party.
     “Cross Program Expenses” are: (i) the Management Fee plus the Development Fee pursuant to Section 6(a) of the RRD Services Agreement; (ii) actual expenses associated with RRD carrying out its duties related to creating and maintaining the books of account, records, financial statements and audit and tax preparation for Symphony Allegro pursuant to Section 5 of the RRD Services Agreement; and (iii) actual expenses for insurance procured for Symphony Allegro pursuant to Section 1(a)(xi) of the RRD Services Agreement, reasonable legal expenses incurred on behalf of Symphony Allegro, and travel and miscellaneous out of pocket expenses of the Symphony Allegro Board, all as and to the extent reimbursable to RRD pursuant to Section 6(b) of the RRD Services Agreement.
     “Current Products” has the meaning set forth in Section 5.1(g) of thef Novated and Restated Technology License Agreement.
     “Debt” of any Person means, without duplication:
     (a) all indebtedness of such Person for borrowed money,
     (b) all obligations of such Person for the deferred purchase price of property or services (other than any portion of any trade payable obligation that shall not have remained unpaid for 91 days or more from the later of (A) the original due date of such portion and (B) the customary payment date in the industry and relevant market for such portion),
     (c) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments,
     (d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (whether or not the rights and remedies of the seller or lender under such agreement in an event of default are limited to repossession or sale of such property),
     (e) all Capitalized Leases to which such Person is a party,
     (f) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities,
     (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any Equity Securities of such Person,

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     (h) the net amount of all financial obligations of such Person in respect of Hedge Agreements,
     (i) the net amount of all other financial obligations of such Person under any contract or other agreement to which such Person is a party,
     (j) all Debt of other Persons of the type described in clauses (a) through (i) above guaranteed, directly or indirectly, in any manner by such Person, or in effect guaranteed, directly or indirectly, by such Person through an agreement (A) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss, and
     (k) all Debt of the type described in clauses (a) through (i) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Encumbrance on property (including accounts and contract rights) owned or held or used under lease or license by such Person, even though such Person has not assumed or become liable for payment of such Debt.
     “Development Budget” means the budget (comprised of the Management Budget Component and the Clinical Budget Component) for the implementation of the Development Plan (the initial form of which was agreed upon by Alexza and Symphony Allegro as of the Closing Date and attached to the Amended and Restated Research and Development Agreement as Annex C thereto), as may be further developed and revised from time to time in accordance with the Development Committee Charter and the Amended and Restated Research and Development Agreement.
     “Development Committee” has the meaning set forth in Article 3 of the Amended and Restated Research and Development Agreement.
     “Development Committee Charter” has the meaning set forth in Article 3 of the Amended and Restated Research and Development Agreement.
     “Development Committee Member” has the meaning set forth in Paragraph 1 of Annex B to the Amended and Restated Research and Development Agreement.
     “Development Plan” means the development plan covering all the Programs (the initial form of which was agreed upon by Alexza and Symphony Allegro as of the Closing Date and attached to the Amended and Restated Research and Development Agreement as Annex C thereto), as may be further developed and revised from time to time in accordance with the Development Committee Charter and the Amended and Restated Research and Development Agreement.
     “Development Product” means an AZ-002 Product or an AZ-004 Product that is

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

administered in a clinical trial performed pursuant to the Development Plan.
     “Development Services” has the meaning set forth in Section 1(b) of the RRD Services Agreement.
     “Development Subcontracting Agreement” means a Subcontracting Agreement that is directly related to one or both of the Programs and is not a Manufacturing Subcontracting Agreement.
     “Director(s)” means the Persons identified as such in the Preliminary Statement of the Indemnification Agreement (including such Persons as may become parties thereto after the date hereof).
     “Disclosing Party” has the meaning set forth in Section 4 of the Confidentiality Agreement.
     “Discontinuation Option” has the meaning set forth in Section 11(a) of the Amended and Restated Research and Development Agreement.
     “Discontinuation Option Closing Date” means the date of expiration of the Discontinuation Option pursuant to Section 11(a) of the Amended and Restated Research and Development Agreement.
     “Discontinuation Price” has the meaning set forth in Section 11(a) of the Amended and Restated Research and Development Agreement.
     “Discontinued Program” has the meaning set forth in Section 2.10 of the Novated and Restated Technology License Agreement.
     “Disinterested Directors” has the meaning set forth in Article IX of the Symphony Allegro Charter.
     “Distribution” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Drug Master Files” means all Regulatory Files with respect to the manufacture or design of a Product, including without limitation drug master files, design history files and similar files.
     “Early Purchase Option Exercise” has the meaning set forth in Section 1(c)(v) of the Purchase Option Agreement.
     “Effective Registration Date” has the meaning set forth in Section 1(b) of the Registration Rights Agreement.
     “Encumbrance” means (i) any security interest, pledge, mortgage, lien (statutory or other), charge or option to purchase, lease or otherwise acquire any interest, (ii) any adverse claim, restriction, covenant, title defect, hypothecation, assignment, deposit

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

arrangement, license or other encumbrance of any kind, preference or priority, or (iii) any other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement).
     “Equity Securities” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.
     “ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended.
     “Excepted Debt” has the meaning set forth in Section 5(c)(iii) of the Purchase Option Agreement.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
     “Existing Confidentiality Agreement” has the meaning set forth in Section 2(a) of the Confidentiality Agreement.
     “Exiting Product” means, with respect to a particular Program, any Development Product that was administered in a clinical trial pursuant to the Development Plan at any time prior to (a) the termination of the Discontinuation Option with respect to such Program without exercise by Licensor or (b) the expiration or termination of the Purchase Option without exercise by Licensor, whichever comes first.
     “Extension Funding” has the meaning set forth in Section 2 of the Research Cost Sharing and Extension Agreement.
     “External Directors” means, at any time, up to two (2) Persons elected to the Symphony Allegro Board after the Closing Date (who shall be neither employees of Symphony Capital nor of Alexza) in accordance with the Symphony Allegro Charter, the Symphony Allegro By-laws and Section 4(b)(iv) of the Purchase Option Agreement.
     “FDA” means the United States Food and Drug Administration or its successor agency in the United States.
     “FDA Sponsor” has the meaning set forth in Section 5.1 of the Amended and Restated Research and Development Agreement.
     “Final Termination Date” has the meaning set forth in Section 1(c)(iii) of the

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Purchase Option Agreement.
     “Financial Audits” has the meaning set forth in Section 6.7 of the Amended and Restated Research and Development Agreement.
     “Financing” has the meaning set forth in the Preliminary Statement of the Purchase Option Agreement.
     “Fiscal Year” has the meaning set forth in each Operative Document in which it appears.
     “Form S-3” means the Registration Statement on Form S-3 as defined under the Securities Act.
     “FTE” means the time and effort of one or more qualified scientists working on the AZ-002 Program or the AZ-004 Program that is equivalent to 1850 hours per year devoted exclusively to the Programs by one (1) full-time employee. The portion of an FTE year devoted by any one scientist to the Programs shall be determined by dividing the number of hours during any twelve (12) month period devoted by such scientist to one or both Programs by 1850 hours, not to exceed 1.0 in any case.
     “Funds Termination Date” has the meaning set forth in Section 1(c)(iii) of the Purchase Option Agreement.
     “Funds Termination Notice” has the meaning set forth in Section 1(c)(iii) of the Purchase Option Agreement.
     “GAAP” means generally accepted accounting principles in effect in the United States of America from time to time.
     “Governmental Approvals” means authorizations, consents, orders, declarations or approvals of, or filings with, or terminations or expirations of waiting periods imposed by any Governmental Authority.
     “Governmental Authority” means any United States or non-United States federal, national, supranational, state, provincial, local, or similar government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.
     “Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.
     “Hedge Agreement” means any interest rate swap, cap or collar agreement, interest rate future or option contract, currency swap agreement, currency future or option contract or other similar hedging agreement.
     “Holdings” means Symphony Allegro Holdings LLC, a Delaware limited liability company.

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     “Holdings Claims” has the meaning set forth in Section 5.01 of the Warrant Purchase Agreement.
     “Holdings LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of Holdings dated as of the Closing Date.
     “HSR Filings” means the pre-merger notification and report forms required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
     “IND” means an Investigational New Drug Application, as described in 21 U.S.C. § 355(i)(1) and 21 C.F.R. § 312 in the regulations promulgated by the United States Food and Drug Administration, or any foreign equivalent thereof.
     “Indemnification Agreement” means the Indemnification Agreement among Symphony Allegro and the Directors named therein, dated as of the Closing Date, as such agreement may be amended or amended and restated from time to time.
     “Indemnified Party” has the meaning set forth in each Operative Document in which it appears.
     “Indemnified Proceeding” has the meaning set forth in each Operative Document in which it appears.
     “Indemnifying Party” has the meaning set forth in each Operative Document in which it appears.
     “IND-Enabling GLP Inhalation Toxicology Studies” means the pharmacokinetic and toxicology studies required for filing an IND.
     “Initial Development Budget” means the initial development budget prepared by representatives of Symphony Allegro and Alexza prior to the Closing Date, and attached to the Amended and Restated Research and Development Agreement as Annex C thereto.
     “Initial Development Plan” means the initial development plan prepared by representatives of Symphony Allegro and Alexza prior to the Closing Date, and attached to the Amended and Restated Research and Development Agreement as Annex C thereto.
     “Initial Holdings LLC Agreement” means the Agreement of Limited Liability Company of Holdings, dated October 24, 2006.
     “Initial Investors LLC Agreement” means the Agreement of Limited Liability Company of Investors, dated October 24, 2006.
     “Initial LLC Member” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Interest Certificate” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     “Investment Company Act” means the Investment Company Act of 1940, as amended.
     “Investment Overview” means the investment overview describing the transactions entered into pursuant to the Operative Documents.
     “Investment Policy” has the meaning set forth in Section 1(a)(vi) of the RRD Services Agreement.
     “Investors” means Symphony Allegro Investors LLC.
     “Investors LLC Agreement” means the Amended and Restated Agreement of Limited Liability Company of Investors dated as of the Closing Date.
     “IRS” means the U.S. Internal Revenue Service.
     “Key Personnel” means those Alexza Personnel listed on Schedule 6.5 to the Amended and Restated Research and Development Agreement, as such schedule may be updated from time to time by mutual agreement of the parties to the Amended and Restated Research and Development Agreement.
     “Know-How” means findings, discoveries, inventions, know-how, information, results and data of any type whatsoever, including without limitation, technical information, techniques, results of experimentation and testing, diagnostic and prognostic assays, specifications, databases, manufacturing processes or protocols, any and all laboratory, research, pharmacological, toxicological, analytical, quality control, pre-clinical and clinical data.
     “Knowledge” of Alexza, Symphony Allegro or Holdings, as the case may be, means the actual (and not imputed) knowledge of the executive officers or managing member of such Person without the duty of inquiry or investigation.
     “Law” means any law, statute, treaty, constitution, regulation, rule, ordinance, order or Governmental Approval, or other governmental restriction, requirement or determination, of or by any Governmental Authority.
     “License” has the meaning set forth in the Preliminary Statement of the Purchase Option Agreement.
     “Licensed Intellectual Property” means the Licensed Patent Rights and the Licensed Know-How.
     “Licensed Know-How” means any and all Know-How that is Controlled by Licensor on or after the Closing Date and prior to the unexercised expiration or termination of the Purchase Option that:
     (a) is necessary or useful to practice the inventions claimed in the Licensed Patent Rights; or

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     (b) is a Symphony Allegro Enhancement;
     provided, however, that Licensed Know-How shall not include any Licensed Patent Rights or any Know-How for the manufacture of a Product, including Know-How associated with Product quality control or stability testing.
     “Licensed Patent Rights” means any and all patents and patent applications Controlled by Licensor that:
     (a) are listed on Annex D of the Novated and Restated Technology License Agreement;
     (b) are reissues, continuations, divisionals, continuations-in-part, reexaminations, renewals, substitutes, extensions or foreign counterparts of the patents and patent applications described in (a) and (i) are filed prior to the unexercised expiration or termination of the Purchase Option or (ii) are filed after such expiration or termination, but solely to the extent claiming Know-How conceived and reduced to practice prior to such expiration or termination;
     (c) contain a claim that covers an invention disclosed in an invention disclosure listed on Annex D of the Novated and Restated Technology License Agreement and (i) are filed prior to the unexercised expiration or termination of the Purchase Option or (ii) are filed after such expiration or termination, but solely to the extent claiming such invention;
     (d) contain a claim that covers a Symphony Allegro Enhancement and (i) are filed prior to the unexercised expiration or termination of the Purchase Option or (ii) are filed after such expiration or termination, but solely to the extent claiming such Symphony Allegro Enhancement; or
     (e) contain a claim that covers a Development Product or the manufacture or use thereof and (i) are filed prior to the unexercised expiration or termination of the Purchase Option or (ii) are filed after such expiration or termination, but solely to the extent claiming Development Product-related Know-How conceived and reduced to practice prior to such expiration or termination.
     “Licensor” means Alexza.
     “Lien” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Liquidating Event” has the meaning set forth in Section 8.01 of the Holdings LLC Agreement.
     “LLC Agreements” means the Initial Holdings LLC Agreement, the Holdings LLC Agreement, the Initial Investors LLC Agreement and the Investors LLC Agreement.
     “Loss” has the meaning set forth in each Operative Document in which it appears.

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     “Loxapine” means: (a) loxapine and (b) all salts, metabolites, prodrug and other physical forms thereof.
     “Management Fee” has the meaning set forth in Section 6(a) of the RRD Services Agreement.
     “Management Services” has the meaning set forth in Section 1(a) of the RRD Services Agreement.
     “Manager” means (i) for each LLC Agreement in which it appears, the meaning set forth in such LLC Agreement, and (ii) for each other Operative Document in which it appears, RRD in its capacity as manager of Symphony Allegro.
     “Manager Event” has the meaning set forth in Section 3.01(g) of the Holdings LLC Agreement.
     “Manufacturing Subcontracting Agreement” means a Subcontracting Agreement that is directly related to the manufacture of Product (including procurement of components and development of improved manufacturing methods) or the improvement of the Staccato Technology.
     “Material Adverse Effect” means, with respect to any Person, a material adverse effect on (i) the business, assets, property or condition (financial or otherwise) of such Person or, (ii) its ability to comply with and satisfy its respective agreements and obligations under the Operative Documents or, (iii) the enforceability of the obligations of such Person of any of the Operative Documents to which it is a party.
     “Material Subsidiary” means, at any time, a Subsidiary of Alexza having assets in an amount equal to at least 5% of the amount of total consolidated assets of Alexza and its Subsidiaries (determined as of the last day of the most recent reported fiscal quarter of Alexza) or revenues or net income in an amount equal to at least 5% of the amount of total consolidated revenues or net income of Alexza and its Subsidiaries for the 12-month period ending on the last day of the most recent reported fiscal quarter of Alexza.
     “Medical Discontinuation Event” means a series of adverse events, side effects or other undesirable outcomes that, when collected in a Program, would cause a reasonable FDA Sponsor to discontinue such Program.
     “Membership Interest” means (i) for each LLC Agreement in which it appears, the meaning set forth in such LLC Agreement, and (ii) for each other Operative Document in which it appears, the meaning set forth in the Holdings LLC Agreement.
     “NASDAQ” means the Nasdaq Stock Market, Inc.
     “NDA” means a New Drug Application, as defined in the regulations promulgated by the United States Food and Drug Administration, or any foreign equivalent thereof.

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     “Non-Alexza Capital Transaction” means any (i) sale or other disposition of all or part of the Symphony Allegro Shares or all or substantially all of the operating assets of Symphony Allegro, to a Person other than Alexza or an Affiliate of Alexza or (ii) distribution in kind of the Symphony Allegro Shares following the unexercised expiration or termination of the Purchase Option.
     “Novated and Restated Technology License Agreement” means the Novated and Restated Technology License Agreement, dated as of the Closing Date, among Alexza, Symphony Allegro and Holdings.
     “Operative Documents” means, collectively, the Indemnification Agreement, the Holdings LLC Agreement, the Purchase Option Agreement, the Warrant Purchase Agreement, the Registration Rights Agreement, the Subscription Agreement, the Technology License Agreement, the Novated and Restated Technology License Agreement, the RRD Services Agreement, the Research and Development Agreement, the Research Cost Sharing and Extension Agreement, the Amended and Restated Research and Development Agreement, the Confidentiality Agreement, and each other certificate and agreement executed in connection with any of the foregoing documents.
     “Organizational Documents” means any certificates or articles of incorporation or formation, partnership agreements, trust instruments, bylaws or other governing documents.
     “Partial Stock Payment” has the meaning set forth in Section 3(a)(iii) of the Purchase Option Agreement.
     “Party(ies)” means, for each Operative Document or other agreement in which it appears, the parties to such Operative Document or other agreement, as set forth therein. With respect to any agreement in which a provision is included therein by reference to a provision in another agreement, the term “Party” shall be read to refer to the parties to the document at hand, not the agreement that is referenced.
     “Payment Terms” has the meaning set forth in Section 8.2 of the Amended and Restated Research and Development Agreement.
     “Percentage” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Permitted Investments” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Permitted Lien” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Person” means any individual, partnership (whether general or limited), limited liability company, corporation, trust, estate, association, nominee or other entity.
     “Personnel” of a Party means such Party, its employees, subcontractors,

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

consultants, representatives and agents.
     “Prime Rate” means the quoted “Prime Rate” at JPMorgan Chase Bank or, if such bank ceases to exist or is not quoting a base rate, prime rate reference rate or similar rate for United States dollar loans, such other major money center commercial bank in New York City selected by the Manager.
     “Products” means an AZ-002 Product and/or an AZ-004 Product.
     “Profit” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Programs” means the AZ-002 Program and/or the AZ-004 Program.
     “Program-Specific Claim” means any claim in a patent or patent application in the Licensed Patent Rights that is directed exclusively to AZ-002 Products and/or AZ-004 Products.
     “Program-Specific Patents” means any and all Licensed Patent Rights that contain at least one Program-Specific Claim.
     “Protocol” means a written protocol that meets the substantive requirements of Section 6 of the ICH Guideline for Good Clinical Practice as adopted by the FDA, effective May 9, 1997, and is included within the Development Plan or later modified or added to the Development Plan pursuant to the Amended and Restated Research and Development Agreement.
     “Public Companies” has the meaning set forth in Section 5(e) of the Purchase Option Agreement.
     “Purchase Option” has the meaning set forth in Section 1(a) of the Purchase Option Agreement.
     “Purchase Option Agreement” means the Purchase Option Agreement dated as of the Closing Date, among Alexza, Holdings and Symphony Allegro.
     “Purchase Option Closing” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.
     “Purchase Option Closing Date” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.
     “Purchase Option Commencement Date” has the meaning set forth in Section 1(c)(iii) of the Purchase Option Agreement.
     “Purchase Option Exercise Date” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     “Purchase Option Exercise Notice” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.
     “Purchase Option Offset Amount” shall mean, following the termination of the Amended and Restated Research and Development Agreement by Alexza pursuant to Section 17.3 thereof, those unpaid amounts actually owed to Alexza as a result of the material breach or default of any payment obligation of Symphony Allegro to Alexza pursuant to the Amended and Restated Research and Development Agreement by Symphony Allegro or Holdings that was the basis for such termination of the Amended and Restated Research and Development Agreement by Alexza.
     “Purchase Option Period” has the meaning set forth in Section 1(c)(iii) of the Purchase Option Agreement.
     “Purchase Price” has the meaning set forth in Section 2(b) of the Purchase Option Agreement.
     “QA Audits” has the meaning set forth in Section 6.6 of the Amended and Restated Research and Development Agreement.
     “Quarterly Price” has the meaning set forth in Section 2(b)(i) of the Purchase Option Agreement.
     “Registration Rights Agreement” means the Registration Rights Agreement dated as of the Closing Date, between Alexza and Holdings.
     “Registration Statement” has the meaning set forth in Section 1(b) of the Registration Rights Agreement.
     “Regulatory Allocation” has the meaning set forth in Section 3.06 of the Holdings LLC Agreement.
     “Regulatory Authority” means the United States Food and Drug Administration, or any successor agency in the United States, or any health regulatory authority(ies) in any other country that is a counterpart to the FDA and has responsibility for granting registrations or other regulatory approval for the marketing, manufacture, storage, sale or use of drugs in such other country.
     “Regulatory Files” means any IND, NDA or any other filings filed with any Regulatory Authority with respect to the Programs.
     “Representative” of any Person means such Person’s shareholders, principals, directors, officers, employees, members, managers and/or partners.
     “Research Cost Sharing and Extension Agreement” means the Research Cost Sharing and Extension Agreement dated as of the Closing Date, among Alexza, Holdings and Symphony Allegro.

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     “Research and Development Agreement” means the Research and Development Agreement dated as of the Closing Date, between Alexza and Holdings.
     “RRD” means RRD International, LLC, a Delaware limited liability company.
     “RRD Indemnified Party” has the meaning set forth in Section 10(a) of the RRD Services Agreement.
     “RRD Loss” has the meaning set forth in Section 10(a) of the RRD Services Agreement.
     “RRD Personnel” has the meaning set forth in Section 1(a)(ii) of the RRD Services Agreement.
     “RRD Services Agreement” means the RRD Services Agreement between Symphony Allegro and RRD, dated as of the Closing Date.
     “Schedule K-1” has the meaning set forth in Section 9.02(a) of the Holdings LLC Agreement.
     “Scheduled Meeting” has the meaning set forth in Paragraph 6 of Annex B of the Amended and Restated Research and Development Agreement.
     “Scientific Discontinuation Event” has the meaning set forth in Section 4.2(c) of the Amended and Restated Research and Development Agreement.
     “SCP” means Symphony Capital Partners, L.P., a Delaware limited partnership.
     “SEC” means the United States Securities and Exchange Commission.
     “Securities Act” means the Securities Act of 1933, as amended.
     “Selling Stockholder Questionnaire” has the meaning set forth in Section 4(a) of the Registration Rights Agreement.
     “Shareholder” means any Person who owns any Symphony Allegro Shares.
     “Solvent” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “SSP” means Symphony Strategic Partners, LLC, a Delaware limited liability company.
     “Staccato Technology” means Alexza’s proprietary technology for the vaporization of a pharmaceutical composition via rapid-heating to form a condensation aerosol that allows rapid systemic drug delivery to humans through lung inhalation.
     “Stock Payment Date” has the meaning set forth in Section 2 of the Subscription Agreement.

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     “Stock Purchase Price” has the meaning set forth in Section 2 of the Subscription Agreement.
     “Subcontracting Agreement” means (a) any written agreement between Alexza and a third party pursuant to which the third party performs any Alexza Obligations or (b) any work order, change order, purchase order or the like entered into pursuant to Section 6.2(b) of the Amended and Restated Research and Development Agreement.
     “Sublicense Obligations” has the meaning set forth in Section 3.2 of the Novated and Restated Technology License Agreement.
     “Sublicensed Intellectual Property” has the meaning set forth in Section 3.2 of the Novated and Restated Technology License Agreement.
     “Subscription Agreement” means the Subscription Agreement between Symphony Allegro and Holdings, dated as the Closing Date.
     “Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency); (b) the interest in the capital or profits of such partnership, joint venture or limited liability company; or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries.
     “Surviving Entity” means the surviving legal entity which is surviving entity to Alexza after giving effect to a Change of Control.
     “Symphony Allegro” means Symphony Allegro, Inc., a Delaware corporation.
     “Symphony Allegro Auditors” has the meaning set forth in Section 5(b) of the RRD Services Agreement.
     “Symphony Allegro Board” means the board of directors of Symphony Allegro.
     “Symphony Allegro By-laws” means the By-laws of Symphony Allegro, as adopted by resolution of the Symphony Allegro Board on the Closing Date.
     “Symphony Allegro Charter” means the Amended and Restated Certificate of Incorporation of Symphony Allegro, dated as of the Closing Date.
     “Symphony Allegro Director Event” has the meaning set forth in Section 3.01(h)(i) of the Holdings LLC Agreement.
     “Symphony Allegro Enhancements” means any and all Know-How, whether or

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

not patentable, that is made by or on behalf of Symphony Allegro during the Term, including Know-How generated or derived by RRD and assigned to Symphony Allegro pursuant to Section 12 of the RRD Services Agreement.
     “Symphony Allegro Equity Securities” means the Common Stock and any other stock or shares issued by Symphony Allegro.
     “Symphony Allegro Loss” has the meaning set forth in Section 10(b) of the RRD Services Agreement.
     “Symphony Allegro Shares” has the meaning set forth in Section 2.02 of the Holdings LLC Agreement.
     “Symphony Capital” means Symphony Capital LLC, a Delaware limited liability company.
     “Symphony Fund(s)” means Symphony Capital Partners, L.P., a Delaware limited partnership, and Symphony Strategic Partners, LLC, a Delaware limited liability company.
     “Tangible Materials” means any tangible technical, medical, regulatory or marketing documentation, whether written or electronic, existing as of the Closing Date or made by or on behalf of Symphony Allegro during the Term, that (a) is Controlled by the Licensor and (b) embodies or relates solely to the Regulatory Files (other than Drug Master Files), Exiting Products or the Programs; provided, however, that Tangible Materials shall not include any manufacturing-related documentation or any documentation related to Licensed Intellectual Property.
     “Tax Amount” has the meaning set forth in Section 4.02 of the Holdings LLC Agreement.
     “Technology License Agreement” means the Technology License Agreement, dated as of the Closing Date, between Alexza and Holdings.
     “Term” has the meaning set forth in Section 4(b)(iii) of the Purchase Option Agreement, unless otherwise stated in any Operative Document.
     “Territory” means the world.
     “Third Party IP” has the meaning set forth in Section 2.9 of the Novated and Restated Technology License Agreement.
     “Third Party Licensor” means a third party from which Alexza has received a license or sublicense to Licensed Intellectual Property.
     “Transaction Event” has the meaning set forth in Section 6.05 of the Warrant Purchase Agreement.

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     “Transfer” has for each Operative Document in which it appears the meaning set forth in such Operative Document.
     “Transferee” has, for each Operative Document in which it appears, the meaning set forth in such Operative Document.
     “Voluntary Bankruptcy” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Warrant Closing” has the meaning set forth in Section 2.03 of the Warrant Purchase Agreement.
     “Warrant Date” has the meaning set forth in Section 2.02 of the Warrant Purchase Agreement.
     “Warrant Purchase Agreement” means the Warrant Purchase Agreement, dated as of the Closing Date, between Alexza and Holdings.
     “Warrant Shares” has the meaning set forth in Section 2.01 of the Warrant Purchase Agreement.
     “Warrant Surrender Price” has the meaning set forth in Section 7.08 of the Warrant Purchase Agreement.
     “Warrants” has the meaning set forth in Section 2.01 of the Warrant Purchase Agreement.

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX B
CERTAIN ROYALTY AND MILESTONE PAYMENTS
Pursuant to the Development Agreement between Licensor and Autoliv ASP, Inc. (“Autoliv”) dated October 3, 2005 (the “Development Agreement”), a royalty of:
     (a) [ * ] of net sales is owed to Autoliv for Products that contain the heat package developed pursuant to the Development Agreement and that are manufactured pursuant to the Initial Supply Agreement contemplated by the Development Agreement; or
     (b) $0.04 is owed to Autoliv for each unit of Product that contains the heat package developed pursuant to the Development Agreement and that incorporates Autoliv’s Background Technology. (Such technology is exclusively licensed to Licensor in the event that Licensor terminates the Development Agreement without entering into the Initial Supply Agreement contemplated by the Development Agreement.)

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

B-1

ANNEX C
KEY SUPPLY AGREEMENT TERMS
[ * ]

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

C-1

ANNEX D
LICENSED PATENT RIGHTS

Application	Application	Patent	Grant
Number	Date	Number	Date	Title
10/152,639	5/20/2002	6,716,416	4/6/2004	Delivery of Antipsychotics Through An Inhalation Route
10/750,303	12/30/2003	7,078,020	7/18/2006	Delivery of Antipsychotics Through An Inhalation Route
10/767,115	1/28/2004	7,052,679	5/30/2006	Delivery of Antipsychotics Through An Inhalation Route
11/488,932	7/18/2006			Delivery of Antipsychotics Through An Inhalation Route
10/155,373	5/22/2002	6,737,043	5/18/2004	Delivery of Alprazolam, Estazolam, Midazolam or Triazolam Through An Inhalation Route
10/735,495	12/12/2003	7,018,619	3/28/2006	Delivery of Alprazolam, Estazolam, Midazolam or Triazolam Through An Inhalation Route
10/769,157	1/29/2004	7,060,255	6/13/2006	Delivery of Alprazolam, Estazolam, Midazolam or Triazolam Through An Inhalation Route
11/451,852	6/13/2006			Delivery of Alprazolam, Estazolam, Midazolam or Triazolam Through An Inhalation Route
10/719,540	11/20/2003			Method For Treating Pain With Loxapine and Amoxapine
10/719,763	11/20/2003			Acute Treatment of Headache With Phenothiazine Antipsychotics
10/718,982	11/20/2003	7,090,830	8/15/2006	Drug Condensation Aerosols and Kits
11/504,419	8/15/2006			Drug Condensation Aerosols and Kits
11/346,548	2/2/2006			Acute Treatment of Headache With Phenothiazine Antipsychotics

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

D-1

SCHEDULE 2.2
CERTAIN RESTRICTIONS RELATING TO LICENSED INTELLECTUAL
PROPERTY
Some of the inventions claimed in the Licensed Patent Rights were made with funding from the National Institutes of Health. As such, the United States government has certain rights with respect to such Licensed Patent Rights.

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 5.1(a)
REGULATORY FILES
[ * ]

[*] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.